                                MATRITECH, INC.

                              AMENDED AND RESTATED
                  1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                           (as amended June 7, 1996)


   1.   Purpose.  This Non-Qualified Stock Option Plan, to be known as the
        -------
1992 Non-Employee Director Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of Matritech, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

   2.  Available Shares.  The total number of shares of Common Stock, par value
       ----------------
$.01 per share, of the Company (the "Common Stock"), for which options may be granted under this Plan shall not exceed 215,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan; provided, however, that such number of shares shall not be subject to adjustment by reason of the 9.1 for one stock split in the form of a stock dividend declared by the Board of Directors of the Company at a meeting on March 2, 1992. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise (and without being used to pay the exercise price or tax withholding), in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

   3.  Administration.  This Plan shall be administered by the Board or by a
       --------------
committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

   4.  Automatic Grant of Options.  Subject to the availability of shares under
       --------------------------
this Plan, (a) each person who is first elected as a member of the Board after the closing of the Company's initial public offering and during the term of this Plan and who is not an employee or officer of the Company on the date of such election shall be automatically granted an option (an "Initial Option") to purchase 10,000 shares of the Common Stock; (b) starting with the 1996 Annual Meeting of Stockholders, each person who is elected or re-elected as a member of the Board at the Company's Annual Meeting of Stockholders in a given year (the "Annual Meeting") and who is not an employee or officer of the Company shall be automatically granted as of the date of such Annual Meeting, an option (an "Annual Option") to purchase 10,000 shares of Common Stock; and (c)any individual who is first elected to the Board after the Annual Meeting of Stockholders and who is not an employee or officer of the Company on the date of such election shall automatically receive, in addition to the Initial Option, a fraction of the Annual Option

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

(rounded to the nearest whole share) equal to (x) divided by twelve (12), where
(x) equals the number of complete months remaining until the first anniversary of the preceding Annual Meeting of Stockholders. The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. Except for the specific options referred to above, no other options shall be granted under this Plan.

   5.  Option Price and Fair Market Value.  The purchase price of the stock
       ----------------------------------
covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market.

   6.  Period of Option.  Unless sooner terminated in accordance with the
       ----------------
provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

   7.  Vesting of Shares and Non-Transferability of Options.
       -----------------------------------------------------

       (a) Vesting.  Options granted under this Plan shall not be exercisable
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until they become vested.

          (i) Initial Options granted under Paragraph 4(a) of this Plan shall vest in the optionee, and thus become exercisable, in accordance with the
following schedule    so that 100% of each Initial Option shall become
exercisable four years from the date of grant,     provided that the optionee
has continuously served as a member of the Board through such vesting date:

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

   Percentage of Option Which
   Will Become Exercisable             Date of Vesting
   ------------------------------      ---------------

       0                               Less than one year from the date of grant

       25%                             One year from the date of grant

       25%                             Two years from the date of grant

       25%                             Three years from the date of grant

       25%                             Four years from the date of grant


          (ii) Annual Options granted under Paragraph 4(b) of this Plan shall vest in the optionee, and thus become exercisable, in accordance with the following schedule so that 100% of each Annual Grant shall become exercisable on the first anniversary of the Annual Meeting for which they were granted, provided that the optionee has continuously served as a member of the Board through such vesting date:

   Number of Option Shares Which
     Will Become Exercisable           Date of Vesting
   -----------------------------       ---------------

                                       Less than three months from the date of
 0                                     the Annual Meeting for which they were
                                       granted

 2,500                                 Three months from the date of the Annual
                                       Meeting for which they were granted

 2,500                                 Six months from the date of the Annual
                                       Meeting for which they were granted

 2,500                                 Nine months from the date of the Annual
                                       Meeting for which they were granted

 2,500                                 Twelve months from the date of the Annual
                                       Meeting for which they were granted

     (iii) Annual Options granted pursuant to Paragraph 4(c) shall vest on the same dates as Annual Options granted pursuant to Paragraph 4(b), but only to the extent that such dates are after the date of election to the Board of Directors. The number of shares which will vest on each such date will be 2,500, except that the number of shares which will vest at the first vesting date following the date of election may be less than 2,500 and shall equal only the balance of such Annual Options granted which will not vest on later dates. Annual Options

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

granted pursuant to Paragraph 4(c) shall vest only if the optionee has continuously served the Board through such vesting date. By way of example, if a director is elected on a date that is more than ten, but less than eleven months prior to the first anniversary of the preceding Annual Meeting, such director shall receive an Annual Option pursuant to Paragraph 4(c) equal to 8,333 shares [10,000 x (10/12)] that shall become exercisable: 833 shares three months after the date of the prior Annual Meeting, 2,500 shares six months after the date of the prior Annual Meeting, 2,500 shares nine months after the date of the prior Annual Meeting, and 2,500 shares twelve months after the date of the prior Annual Meeting.


           (iv) The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

       (b) Legend on Certificates.  The certificates representing such shares
           ----------------------
shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

       (c) Non-transferability.  Any option granted pursuant to this Plan shall
           -------------------
not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by him or her.

   8.  Termination of Option Rights.
       ----------------------------

       (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

       (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

   9.  Exercise of Option and Resale Restrictions.
       ------------------------------------------

       (a) Exercise of Options.  Subject to the terms and conditions of this
           --------------------
Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Matritech, Inc., 330 Nevada Street, Newton, Massachusetts 02160, at its principal

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

executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may be (a) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (b) at the discretion of the Committee, and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

       (b) Resale Restrictions.  Under no circumstances may shares acquired
           --------------------
pursuant to the exercise of options hereunder be disposed of on or prior to the date that is six months after the date such options were granted.

   10. Adjustments Upon Changes in Capitalization and Other Matters.  Upon the
       ------------------------------------------------------------
occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

       (a) Stock Dividends and Stock Splits.  If the shares of Common Stock
           --------------------------------
shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

       (b) Issuances of Securities.  Except as expressly provided herein, no
           -----------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

       (c) Adjustments.  Upon the happening of any of the foregoing events, the
           -----------
class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

   11. Restrictions on Issuance of Shares.  Notwithstanding the provisions of
       ----------------------------------
paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

        (a) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

        (b) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

   12. Representation of Optionee.  If requested by the Company, the optionee
       --------------------------
shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

   13. Option Agreement.  Each option granted under the provisions of this Plan
       ----------------
shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

   14. Termination and Amendment of Plan.  Options may no longer be granted
       ---------------------------------
under this Plan after March 2, 2002, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting, (a) increase the maximum number of shares for which options may be granted under this Plan or the number of shares for which an option may be granted to any participating director hereunder, (b) change the provisions of this Plan regarding the termination of the options or the times when they may be exercised, (c) change the period during which any options may be granted or remain outstanding or the date on which this Plan shall terminate, (d) change the designation of the class of persons eligible to receive options, or otherwise change paragraph 4, (e) materially increase benefits accruing to option holders under this Plan, or (f) amend this Plan in any manner which would cause Rule 16b-3 to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the

Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

   15. By accepting options under the Plan, each optionee acknowledges that the Company may be required to withhold taxes in connection with the exercise of such options in respect of amounts considered to be compensation includible in the optionee's gross income.

   16. Governing Law.  The validity and construction of this Plan and the
       -------------
instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Register of Amendments:

                                                                    Date of
                                                  Date of Board   Shareholder
                                                     Approval       Approval
                                             -----------------------------------
1. Annual Option grants introduced              March 31, 1995     June 2, 1995


2. *  Initial Option grants increased to        April 5, 1996      June 7, 1996
      10,000 shares;
   *  Annual Option grants amended
      to 10,000 shares per year; and
   *  Partial Annual Option grants
      adopted for new directors.
   *  Update Company Address